EXHIBIT 99.13

Program: Seasoned mortgage loans, including fixed or adjustable rate mortgage loans reacquired from prior securitized pools sponsored by Washington Mutual Mortgage Securities Corp. or Washington Mutual Bank for which Washington Mutual Mortgage Securities Corp. or WaMu Acceptance Corp. acted as depositor in a registered transaction.

Delinquency, Loss and Foreclosure Experience by Transaction (designations keyed to symbols published by Bloomberg L.P.)

Series Designation for Prior Securitized Pool:	WAMMS 05-RA1		WAMMS 04-RA4		WAMMS 04-RA3		WAMMS 04-RA2		WAMMS 04-RA1		WAMMS 03-MS9
	(Pool Cut-off Date: 04/27/05)		(Pool Cut-off Date: 10/28/04)		(Pool Cut-off Date: 07/28/04)		(Pool Cut-off Date: 06/29/04)		(Pool Cut-off Date: 04/29/04)		(Pool Cut-off Date: 11/26/03)

	By Number of	By Dollar Amount of	By Number of	By Dollar Amount of	By Number of	By Dollar Amount of	By Number of	By Dollar Amount of	By Number of	By Dollar Amount of	By Number of	By Dollar Amount of
	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans

01/01/2006-03/31/2006
Total Mortgage Loans at Beginning of Period	760	$208,655,389.12	501	$107,641,940.09	1,728	$214,924,958.93	264	$77,037,352.43	542	$124,194,097.77	374	$62,311,942.88
Total Mortgage Loans at End of Period	703	$191,163,930.25	480	$100,359,957.12	1,636	$200,892,570.22	246	$70,041,119.09	512	$114,369,611.03	359	$58,218,169.81
Period of Delinquency for Mortgage Loans at End of Period(1):
30-59 Days	46	$8,190,745.71	30	$5,011,580.13	26	$2,614,594.12	11	$2,734,155.79	16	$4,067,056.38	9	$2,366,629.38
60-89 Days	7	$1,295,859.31	7	$1,741,537.38	5	$693,619.24	5	$1,203,772.47	6	$1,948,587.74	1	$120,020.45
90-119 Days	3	$440,180.68	4	$553,971.24	1	$281,785.61	0	$0.00	2	$85,046.62	1	$104,395.93
120 Days or More	3	$152,258.26	1	$32,470.69	1	$61,132.31	3	$1,024,417.69	0	$0.00	0	$0.00
Total Delinquent Mortgage Loans at End of Period	59	$10,079,043.96	42	$7,339,559.44	33	$3,651,131.28	19	$4,962,345.95	24	$6,100,690.74	11	$2,591,045.76
Delinquency Rate (2)	8.39%	5.27%	8.75%	7.31%	2.02%	1.82%	7.72%	7.08%	4.69%	5.33%	3.06%	4.45%
Foreclosure at End of Period (3)	10	$914,630.27	4	$741,328.68	5	$406,917.52	2	$151,489.11	6	$2,602,890.73	0	$0.00
Foreclosure Ratio (4)	1.42%	0.48%	0.83%	0.74%	0.31%	0.20%	0.81%	0.22%	1.17%	2.28%	0.00%	0.00%
REO at End of Period (3)	1	$445,823.61	1	$74,281.62	2	$194,889.43	1	$375,371.29	0	$0.00	0	$0.00
REO Ratio (4)	0.14%	0.23%	0.21%	0.07%	0.12%	0.10%	0.41%	0.54%	0.00%	0.00%	0.00%	0.00%
Aggregate Gross Losses (5)		$0.00		$121,581.41		$25,811.47		$256,542.94		$128,496.56		$0.00
Aggregate Subsequent Recoveries/Losses (6)		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00
Aggregate Net Losses (7)		$0.00		$121,581.41		$25,811.47		$256,542.94		$128,496.56		$0.00
Average Net Loss (8)		$0.00		$30,395.35		$8,603.82		$128,271.47		$42,832.19		$0.00
Aggregate Net Loss Ratio (9)		0.00%		0.05%		0.00%		0.00%		0.00%		0.00%
Cumulative Aggregate Net Loss Ratio (10)		0.00%		0.07%		0.01%		0.13%		0.04%		0.00%
Prepayment Ratio (11)		8.05%		5.44%		5.31%		7.17%		5.72%		5.40%
Cumulative Prepayment Ratio (12)		34.43%		37.61%		35.47%		59.38%		58.48%		62.04%

10/01/2005-12/31/2005
Total Mortgage Loans at Beginning of Period	825	$229,875,278.05	527	$115,391,363.33	1,814	$227,070,350.23	290	$84,553,373.95	578	$135,082,552.87	403	$69,394,902.63
Total Mortgage Loans at End of Period	760	$208,655,389.12	502	$107,641,940.09	1,728	$214,924,958.93	264	$77,037,352.43	542	$124,194,097.77	374	$62,311,942.88
Period of Delinquency for Mortgage Loans at End of Period(1):
30-59 Days	56	$8,844,835.00	40	$7,861,098.92	32	$3,091,537.78	6	$1,526,306.54	19	$5,054,857.67	11	$2,722,079.21
60-89 Days	9	$1,128,460.22	7	$795,046.72	6	$614,805.28	8	$1,781,954.16	9	$1,897,135.38	3	$364,385.95
90-119 Days	5	$434,333.56	2	$99,015.64	3	$270,887.43	1	$292,112.39	2	$674,730.53	0	$0.00
120 Days or More	4	$142,516.03	1	$40,693.84	1	$67,111.34	4	$1,095,526.06	0	$0.00	1	$450,717.60
Total Delinquent Mortgage Loans at End of Period	74	$10,550,144.81	50	$8,795,855.12	42	$4,044,341.83	19	$4,695,899.15	30	$7,626,723.58	15	$3,537,182.76
Delinquency Rate (2)	9.74%	5.06%	9.96%	8.17%	2.43%	1.88%	7.20%	6.10%	5.54%	6.14%	4.01%	5.68%
Foreclosure at End of Period (3)	8	$855,895.41	7	$1,427,870.40	4	$342,769.07	4	$965,743.55	8	$3,417,631.59	0	$0.00
Foreclosure Ratio (4)	1.05%	0.41%	1.39%	1.33%	0.23%	0.16%	1.52%	1.25%	1.48%	2.75%	0.00%	0.00%
REO at End of Period (3)	1	$447,208.24	2	$310,961.73	2	$195,827.66	1	$376,505.24	1	$114,878.93	0	$0.00
REO Ratio (4)	0.13%	0.21%	0.40%	0.29%	0.12%	0.09%	0.38%	0.49%	0.18%	0.09%	0.00%	0.00%
Aggregate Gross Losses (5)		$0.00		$68,976.71		$25,811.47		$253,163.25		$128,044.54		$0.00
Aggregate Subsequent Recoveries/Losses (6)		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00
Aggregate Net Losses (7)		$0.00		$68,976.71		$25,811.47		$253,163.25		$128,044.54		$0.00
Average Net Loss (8)		$0.00		$34,488.36		$8,603.82		$253,163.25		$64,022.27		$0.00
Aggregate Net Loss Ratio (9)		0.00%		0.06%		0.00%		0.00%		0.08%		0.00%
Cumulative Aggregate Net Loss Ratio (10)		0.00%		0.04%		0.01%		0.13%		0.04%		0.00%
Prepayment Ratio (11)		8.59%		5.45%		4.16%		8.11%		6.01%		9.10%
Cumulative Prepayment Ratio (12)		28.78%		34.25%		32.15%		56.49%		56.36%		60.18%

07/01/2005-09/30/2005
Total Mortgage Loans at Beginning of Period	912	$259,084,300.09	579	$129,169,299.51	1,932	$242,389,226.38	326	$95,074,913.99	628	$152,299,296.37	434	$75,359,303.42
Total Mortgage Loans at End of Period	825	$229,875,278.05	527	$115,391,363.33	1,814	$227,070,350.23	290	$84,553,373.95	578	$135,082,552.87	403	$69,394,902.63
Period of Delinquency for Mortgage Loans at End of Period(1):
30-59 Days	58	$8,485,174.85	35	$5,116,087.68	26	$2,880,818.17	15	$3,029,263.85	23	$6,100,645.61	13	$2,846,471.65
60-89 Days	14	$1,402,619.29	8	$1,299,787.15	8	$1,080,535.42	11	$2,226,558.95	4	$649,815.24	3	$1,135,053.50
90-119 Days	3	$538,480.13	1	$33,132.26	1	$72,986.94	3	$687,110.69	4	$1,840,606.79	0	$0.00
120 Days or More	1	$79,821.51	2	$661,417.76	0	$0.00	1	$321,778.42	1	$505,318.04	0	$0.00
Total Delinquent Mortgage Loans at End of Period	76	$10,506,095.78	46	$7,110,424.85	35	$4,034,340.53	30	$6,264,711.91	32	$9,096,385.68	16	$3,981,525.15
Delinquency Rate (2)	9.21%	4.57%	8.73%	6.16%	1.93%	1.78%	10.34%	7.41%	5.54%	6.73%	3.97%	5.74%
Foreclosure at End of Period (3)	7	$1,611,889.40	8	$1,602,190.55	7	$695,367.93	5	$1,394,285.62	7	$1,651,223.44	0	$0.00
Foreclosure Ratio (4)	0.85%	0.70%	1.52%	1.39%	0.39%	0.31%	1.72%	1.65%	1.21%	1.22%	0.00%	0.00%
REO at End of Period (3)	0	$0.00	2	$580,564.33	1	$27,869.41	0	$0.00	1	$407,256.72	0	$0.00
REO Ratio (4)	0.00%	0.00%	0.38%	0.50%	0.06%	0.01%	0.00%	0.00%	0.17%	0.30%	0.00%	0.00%
Aggregate Gross Losses (5)		$0.00		$3,273.76		$25,811.47		$253,163.25		$13,625.83		$0.00
Aggregate Subsequent Recoveries/Losses (6)		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00
Aggregate Net Losses (7)		$0.00		$3,273.76		$25,811.47		$253,163.25		$13,625.83		$0.00
Average Net Loss (8)		$0.00		$3,273.76		$8,603.82		$253,163.25		$13,625.83		$0.00
Aggregate Net Loss Ratio (9)		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%
Cumulative Aggregate Net Loss Ratio (10)		0.00%		0.00%		0.01%		0.13%		0.00%		0.00%
Prepayment Ratio (11)		10.96%		9.48%		5.11%		10.27%		9.66%		6.83%
Cumulative Prepayment Ratio (12)		22.14%		30.65%		29.41%		52.91%		53.94%		56.69%

04/01/2005-06/30/2005
Total Mortgage Loans at Beginning of Period	1,011	$297,398,799.06	622	$142,382,365.56	2,061	$260,598,764.96	363	$107,437,480.88	676	$167,159,396.18	471	$82,608,813.78
Total Mortgage Loans at End of Period	914	$259,084,300.09	579	$129,169,299.51	1,932	$242,389,226.38	326	$95,074,913.99	628	$152,299,296.37	434	$75,359,303.42
Period of Delinquency for Mortgage Loans at End of Period(1):
30-59 Days	66	$8,684,366.89	41	$5,681,318.05	24	$4,005,782.21	18	$4,651,656.02	26	$7,023,185.58	11	$1,791,966.59
60-89 Days	14	$2,766,780.86	5	$856,003.95	15	$1,436,753.13	8	$1,269,405.12	7	$1,210,579.35	0	$0.00
90-119 Days	6	$732,854.05	2	$189,012.90	1	$103,230.99	1	$322,739.48	2	$514,549.84	0	$0.00
120 Days or More	1	$232,779.51	1	$288,127.87	0	$0.00	0	$0.00	1	$116,296.11	0	$0.00
Total Delinquent Mortgage Loans at End of Period	87	$12,416,781.31	49	$7,014,462.77	40	$5,545,766.33	27	$6,243,800.62	36	$8,864,610.88	11	$1,791,966.59
Delinquency Rate (2)	9.52%	4.79%	8.46%	5.43%	2.07%	2.29%	8.28%	6.57%	5.73%	5.82%	2.53%	2.38%
Foreclosure at End of Period (3)	3	$883,209.58	12	$2,236,515.00	6	$574,317.91	3	$959,149.56	5	$1,260,915.44	0	$0.00
Foreclosure Ratio (4)	0.33%	0.34%	2.07%	1.73%	0.31%	0.24%	0.92%	1.01%	0.80%	0.83%	0.00%	0.00%
REO at End of Period (3)	0	$0.00	2	$706,925.54	0	$0.00	0	$0.00	1	$408,640.49	0	$0.00
REO Ratio (4)	0.00%	0.00%	0.35%	0.55%	0.00%	0.00%	0.00%	0.00%	0.16%	0.27%	0.00%	0.00%
Aggregate Gross Losses (5)		$0.00		$0.00		$25,783.33		$253,163.25		$13,625.83		$0.00
Aggregate Subsequent Recoveries/Losses (6)		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00
Aggregate Net Losses (7)		$0.00		$0.00		$25,783.33		$253,163.25		$13,625.83		$0.00
Average Net Loss (8)		$0.00		$0.00		$12,891.67		$253,163.25		$13,625.83		$0.00
Aggregate Net Loss Ratio (9)		0.00%		0.00%		0.01%		0.24%		0.01%		0.00%
Cumulative Aggregate Net Loss Ratio (10)		0.00%		0.00%		0.01%		0.13%		0.00%		0.00%
Prepayment Ratio (11)		12.59%		8.41%		5.75%		10.42%		6.83%		7.71%
Cumulative Prepayment Ratio (12)		12.59%		23.63%		25.81%		47.81%		49.54%		53.85%

01/01/2005-03/31/2005
Total Mortgage Loans at Beginning of Period			673	$157,034,921.91	2,207	$282,163,230.14	402	$122,341,140.25	747	$192,398,476.46	518	$93,086,618.37
Total Mortgage Loans at End of Period			622	$142,382,365.56	2,061	$260,598,764.96	363	$107,437,480.88	677	$167,159,396.18	471	$82,608,813.78
Period of Delinquency for Mortgage Loans at End of Period(1):
30-59 Days			39	$6,497,592.63	39	$4,350,093.74	16	$3,477,312.69	25	$5,730,844.02	13	$1,953,712.69
60-89 Days			9	$1,963,602.80	7	$770,627.12	4	$771,901.36	6	$1,733,052.02	0	$0.00
90-119 Days			3	$479,289.96	0	$0.00	1	$566,745.18	1	$491,986.42	0	$0.00
120 Days or More			2	$271,457.05	0	$0.00	4	$683,243.48	2	$383,436.24	0	$0.00
Total Delinquent Mortgage Loans at End of Period			53	$9,211,942.44	46	$5,120,720.86	25	$5,499,202.71	34	$8,339,318.70	13	$1,953,712.69
Delinquency Rate (2)			8.52%	6.47%	2.23%	1.96%	6.89%	5.12%	5.02%	4.99%	2.76%	2.37%
Foreclosure at End of Period (3)			12	$2,416,096.02	7	$642,018.66	5	$1,851,653.16	7	$2,599,368.12	0	$0.00
Foreclosure Ratio (4)			1.93%	1.70%	0.34%	0.25%	1.38%	1.72%	1.03%	1.56%	0.00%	0.00%
REO at End of Period (3)			0	$0.00	0	$0.00	0	$0.00	1	$409,994.84	0	$0.00
REO Ratio (4)			0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.15%	0.25%	0.00%	0.00%
Aggregate Gross Losses (5)				$0.00		$0.00		$0.00		$0.00		$0.00
Aggregate Subsequent Recoveries/Losses (6)				$0.00		$0.00		$0.00		$0.00		$0.00
Aggregate Net Losses (7)				$0.00		$0.00		$0.00		$0.00		$0.00
Average Net Loss (8)				$0.00		$0.00		$0.00		$0.00		$0.00
Aggregate Net Loss Ratio (9)				0.00%		0.00%		0.00%		0.00%		0.00%
Cumulative Aggregate Net Loss Ratio (10)				0.00%		0.00%		0.00%		0.00%		0.00%
Prepayment Ratio (11)				8.48%		6.56%		11.14%		11.65%		10.23%
Cumulative Prepayment Ratio (12)				16.77%		21.46%		41.96%		46.13%		50.33%

10/01/2004-12/31/2004
Total Mortgage Loans at Beginning of Period			728	$174,451,944.50	2,367	$310,427,144.74	466	$146,578,176.44	841	$223,801,807.54	563	$102,640,038.56
Total Mortgage Loans at End of Period			673	$157,034,921.91	2,207	$282,163,230.14	402	$122,341,140.25	748	$192,398,476.46	519	$93,086,618.37
Period of Delinquency for Mortgage Loans at End of Period(1):
30-59 Days			52	$8,867,952.16	42	$4,285,236.83	13	$2,659,861.72	34	$7,260,274.61	14	$2,886,815.64
60-89 Days			18	$2,879,090.52	8	$584,542.11	6	$1,288,013.18	5	$1,622,308.04	2	$87,702.07
90-119 Days			4	$524,502.19	1	$120,966.86	1	$252,625.03	3	$1,006,744.35	0	$0.00
120 Days or More			3	$278,294.67	4	$782,528.79	0	$0.00	3	$1,044,850.05	0	$0.00
Total Delinquent Mortgage Loans at End of Period			77	$12,549,839.54	55	$5,773,274.59	20	$4,200,499.93	45	$10,934,177.05	16	$2,974,517.71
Delinquency Rate (2)			11.44%	7.99%	2.49%	2.05%	4.98%	3.43%	6.02%	5.68%	3.08%	3.20%
Foreclosure at End of Period (3)			2	$707,463.79	7	$692,687.82	5	$2,116,810.50	8	$3,445,030.60	1	$87,035.06
Foreclosure Ratio (4)			0.30%	0.45%	0.32%	0.25%	1.24%	1.73%	1.07%	1.79%	0.19%	0.09%
REO at End of Period (3)			0	$0.00	0	$0.00	0	$0.00	0	$0.00	0	$0.00
REO Ratio (4)			0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Aggregate Gross Losses (5)				$0.00		$0.00		$0.00		$0.00		$0.00
Aggregate Subsequent Recoveries/Losses (6)				$0.00		$0.00		$0.00		$0.00		$0.00
Aggregate Net Losses (7)				$0.00		$0.00		$0.00		$0.00		$0.00
Average Net Loss (8)				$0.00		$0.00		$0.00		$0.00		$0.00
Aggregate Net Loss Ratio (9)				0.00%		0.00%		0.00%		0.00%		0.00%
Cumulative Aggregate Net Loss Ratio (10)				0.00%		0.00%		0.00%		0.00%		0.00%
Prepayment Ratio (11)				9.13%		8.06%		15.89%		12.56%		8.33%
Cumulative Prepayment Ratio (12)				9.13%		16.08%		34.84%		39.44%		45.07%

07/01/2004-09/30/2004
Total Mortgage Loans at Beginning of Period					2,579	$344,186,917.94	549	$176,431,052.32	949	$262,303,011.96	628	$117,557,168.35
Total Mortgage Loans at End of Period					2,367	$310,427,144.74	466	$146,578,176.44	841	$223,801,807.54	564	$102,640,038.56
Period of Delinquency for Mortgage Loans at End of Period(1):
30-59 Days					43	$4,751,054.08	24	$5,603,623.61	35	$9,591,481.89	23	$4,543,359.63
60-89 Days					12	$1,400,436.81	5	$1,492,873.48	9	$1,848,594.90	3	$508,254.75
90-119 Days					1	$120,940.80	1	$236,322.90	4	$1,462,562.34	0	$0.00
120 Days or More					1	$63,403.73	0	$0.00	5	$2,799,841.47	0	$0.00
Total Delinquent Mortgage Loans at End of Period					57	$6,335,835.42	30	$7,332,819.99	53	$15,702,480.60	26	$5,051,614.38
Delinquency Rate (2)					2.41%	2.04%	6.44%	5.00%	6.30%	7.02%	4.61%	4.92%
Foreclosure at End of Period (3)					3	$206,858.92	3	$1,081,154.11	3	$1,048,775.20	1	$87,367.62
Foreclosure Ratio (4)					0.13%	0.07%	0.64%	0.74%	0.36%	0.47%	0.18%	0.09%
REO at End of Period (3)					0	$0.00	0	$0.00	0	$0.00	0	$0.00
REO Ratio (4)					0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Aggregate Gross Losses (5)						$0.00		$0.00		$0.00		$0.00
Aggregate Subsequent Recoveries/Losses (6)						$0.00		$0.00		$0.00		$0.00
Aggregate Net Losses (7)						$0.00		$0.00		$0.00		$0.00
Average Net Loss (8)						$0.00		$0.00		$0.00		$0.00
Aggregate Net Loss Ratio (9)						0.00%		0.00%		0.00%		0.00%
Cumulative Aggregate Net Loss Ratio (10)						0.00%		0.00%		0.00%		0.00%
Prepayment Ratio (11)						8.81%		16.32%		13.41%		11.34%
Cumulative Prepayment Ratio (12)						8.81%		22.67%		31.04%		40.35%

04/01/2004-06/30/2004
Total Mortgage Loans at Beginning of Period							590	$191,434,337.80	1,142	$334,725,479.08	715	$136,602,332.28
Total Mortgage Loans at End of Period							549	$176,431,052.32	949	$262,303,011.96	629	$117,557,168.35
Period of Delinquency for Mortgage Loans at End of Period(1):
30-59 Days							31	$7,984,307.20	38	$9,759,011.21	16	$2,659,627.48
60-89 Days							8	$1,880,329.04	9	$3,151,824.84	2	$720,954.09
90-119 Days							0	$0.00	5	$1,918,330.95	1	$40,891.14
120 Days or More							1	$319,353.42	1	$829,425.18	0	$0.00
Total Delinquent Mortgage Loans at End of Period							40	$10,183,989.66	53	$15,658,592.18	19	$3,421,472.71
Delinquency Rate (2)							7.29%	5.77%	5.58%	5.97%	3.02%	2.91%
Foreclosure at End of Period (3)							0	$0.00	2	$521,658.33	0	$0.00
Foreclosure Ratio (4)							0.00%	0.00%	0.21%	0.20%	0.00%	0.00%
REO at End of Period (3)							0	$0.00	0	$0.00	0	$0.00
REO Ratio (4)							0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Aggregate Gross Losses (5)								$0.00		$0.00		$0.00
Aggregate Subsequent Recoveries/Losses (6)								$0.00		$0.00		$0.00
Aggregate Net Losses (7)								$0.00		$0.00		$0.00
Average Net Loss (8)								$0.00		$0.00		$0.00
Aggregate Net Loss Ratio (9)								0.00%		0.00%		0.00%
Cumulative Aggregate Net Loss Ratio (10)								0.00%		0.00%		0.00%
Prepayment Ratio (11)								7.63%		16.35%		12.84%
Cumulative Prepayment Ratio (12)								7.63%		20.53%		32.99%

01/01/2004-03/31/2004
Total Mortgage Loans at Beginning of Period											819	$160,291,636.30
Total Mortgage Loans at End of Period											715	$136,602,332.28
Period of Delinquency for Mortgage Loans at End of Period(1):
30-59 Days											12	$2,214,894.41
60-89 Days											1	$327,475.28
90-119 Days											0	$0.00
120 Days or More											0	$0.00
Total Delinquent Mortgage Loans at End of Period											13	$2,542,369.69
Delinquency Rate (2)											1.82%	1.86%
Foreclosure at End of Period (3)											0	$0.00
Foreclosure Ratio (4)											0.00%	0.00%
REO at End of Period (3)											0	$0.00
REO Ratio (4)											0.00%	0.00%
Aggregate Gross Losses (5)												$0.00
Aggregate Subsequent Recoveries/Losses (6)												$0.00
Aggregate Net Losses (7)												$0.00
Average Net Loss (8)												$0.00
Aggregate Net Loss Ratio (9)												0.00%
Cumulative Aggregate Net Loss Ratio (10)												0.00%
Prepayment Ratio (11)												13.96%
Cumulative Prepayment Ratio (12)												23.30%

10/01/2003-12/31/2003
Total Mortgage Loans at Beginning of Period											896	$181,050,986.44
Total Mortgage Loans at End of Period											819	$160,291,636.30
Period of Delinquency for Mortgage Loans at End of Period(1):
30-59 Days											12	$2,160,162.19
60-89 Days											2	$601,480.05
90-119 Days											1	$137,881.69
120 Days or More											0	$0.00
Total Delinquent Mortgage Loans at End of Period											15	$2,899,523.93
Delinquency Rate (2)											1.83%	1.81%
Foreclosure at End of Period (3)											0	$0.00
Foreclosure Ratio (4)											0.00%	0.00%
REO at End of Period (3)											0	$0.00
REO Ratio (4)											0.00%	0.00%
Aggregate Gross Losses (5)												$0.00
Aggregate Subsequent Recoveries/Losses (6)												$0.00
Aggregate Net Losses (7)												$0.00
Average Net Loss (8)												$0.00
Aggregate Net Loss Ratio (9)												0.00%
Cumulative Aggregate Net Loss Ratio (10)												0.00%
Prepayment Ratio (11)												10.94%
Cumulative Prepayment Ratio (12)												10.94%

* If the cut-off date for a prior securitized pool occurs after the beginning of the specified period, then such cut-off date is deemed to be the beginning of the specified period for such prior securitized pool.

(1) The indicated periods of delinquency reflect the number of days past due, based on a 30-day month. No mortgage loan is considered delinquent for the purpose of this table until one month has passed after the related due date. Any mortgage loan with respect to which the servicer has arranged a schedule for payment of any delinquent installments may be considered delinquent for the purpose of this table even if the mortgage loan is current under such schedule. A mortgage loan is no longer considered delinquent once foreclosure proceedings have begun.

(2) Total delinquent mortgage loans, expressed as a percentage of total mortgage loans at the end of the specified period.

(3) Includes mortgage loans for which foreclosure proceedings had been instituted or for which the related property had been acquired as of the end of the specified period.

(4) Foreclosures and REO, expressed as a percentage of total mortgage loans at the end of the specified period.

(5) The aggregate Gross Losses for the mortgage loans that were liquidated during the specified period. As used in this table, "Gross Loss" means, for each mortgage loan that was liquidated during the specified period, the excess, if any, of (a) the sum of (i) the outstanding principal balance of the mortgage loan immediately before liquidation plus accrued interest not previously paid or advanced and (ii) all previously unreimbursed advances of principal, interest or reimbursable servicing expenses with respect to the mortgage loan that were reimbursed in connection with such liquidation over (b) all amounts received in connection with the liquidation of the mortgage loan, including insurance (such as primary mortgage insurance or ordinary hazard insurance) available solely for the mortgage loan or the related mortgaged property.

(6) As used in this table, "Aggregate Subsequent Recoveries/Losses" means the aggregate Subsequent Recoveries received by the servicer during the specified period, reduced by the aggregate Subsequent Losses incurred during the specified period (expressed as a negative number in the event that the aggregate Subsequent Losses exceed the aggregate Subsequent Recoveries). As used in this table, with respect to each mortgage loan that was liquidated during or prior to the specified period, "Subsequent Recoveries" means any amounts received by the servicer with respect to such mortgage loan after such mortgage loan was liquidated, and "Subsequent Losses" means any reimbursable servicing expenses with respect to such mortgage loan that were reimbursed after such mortgage loan was liquidated.

(7) As used in this table, "Aggregate Net Losses" means the aggregate Gross Losses for the mortgage loans that were liquidated during the specified period, reduced by (or, if Aggregate Subsequent Recoveries/Losses is a negative number, increased by) Aggregate Subsequent Recoveries/Losses for the specified period.

(8) The average Net Loss on the mortgage loans that were liquidated and that experienced a Gross Loss during the specified period. As used in this table, "Net Loss" means, for each mortgage loan that experienced a Gross Loss, such Gross Loss, reduced by any Subsequent Recoveries received for such mortgage loan during the specified period, and increased by any Subsequent Losses incurred with respect to such mortgage loan during the specified period.
(9) Aggregate Net Losses, expressed as a percentage of total mortgage loans at the beginning of the specified period.
(10) The sum of Aggregate Net Losses for the specified period and for all prior periods since the pool cut-off date, expressed as a percentage of total mortgage loans as of the pool cut-off date.

(11) The sum of (a) the aggregate amount of prepayments in full on the mortgage loans (including liquidations) from the 15th day of the first calendar month of the specified period (or, if the specified period is the first period since the pool cut-off date, then from the pool cut-off date) through the 14th day of the calendar month immediately succeeding the specified period and (b) the aggregate amount of partial prepayments on the mortgage loans during the specified period, such sum expressed as a percentage of the aggregate principal balance of the mortgage loans as of the first day of the specified period (after deducting the scheduled principal payments due on or before that date, partial prepayments received before that date and prepayments in full received on or before the 14th day of the first calendar month of the specified period).

(12) The sum of (a) the aggregate amount of prepayments in full on the mortgage loans (including liquidations) from the pool cut-off date through the 14th day of the calendar month immediately succeeding the specified period and (b) the aggregate amount of partial prepayments on the mortgage loans from the pool cut-off date through the last day the specified period, such sum expressed as a percentage of the aggregate principal balance of the mortgage loans as of the pool cut-off date (after deducting the scheduled principal payments due on or before that date, partial prepayments received before that date and prepayments in full received before that date).